EXHIBIT 10.1

Note: Certain material has been omitted from this Prime Vendor Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. [*****] indicates omitted material. The omitted material has been filed separately with the Securities and Exchange Commission.

PRIME VENDOR AGREEMENT

This Prime Vendor Agreement ("Agreement") is made as of July 1, 2009 ("Agreement Date") by AmerisourceBergen Drug Corporation, a Delaware corporation ("ABDC"), and BioScrip, Inc., a Delaware corporation, on behalf of itself and its subsidiaries (collectively, "Customer").

A.           ABDC is a national distributor of pharmaceutical and other products, including prescription (“Rx”) and over-the-counter (“OTC”) pharmaceuticals, nutritional, health and beauty care (“HBC”) and home health care (“DME”) products (collectively, "Products"), and services (“Services”);

B.           Customer owns and/or operates one or more pharmacies and distribution centers ("Facilities") at each location in Exhibit A, as updated from time to time to include other facilities Customer opens, closes, acquires, is affiliated with or otherwise operates during the Term in the United States; and

C.           The parties agree to the following obligations to each other under which ABDC will provide Products and Services to Customer (“Program”).

1.           PRICING AND PAYMENT TERMS

ABDC will be Customer’s Primary Vendor for all of Customer's Facilities for Products and ABDC agrees to sell to Customer as Customer’s Primary Vendor, all in accordance with the terms and conditions of this Agreement. Customer will pay Product costs and Program fees pursuant to the payment terms in Exhibit "1" ("Pricing/Payment Terms").  As Customer’s "Primary Vendor" Customer agrees to purchase from ABDC and ABDC agrees to sell to Customer, [*****], measured on a dollar basis, of all prescription pharmaceutical Products it purchases that are available through pharmaceutical wholesaler distributors, generally, but excluding purchases of therapeutic plasma products (i.e., IVIG, Albumin and Hemophilia clotting Factors), as verified quarterly.  ABDC agrees that any Customer purchases of such therapeutic plasma products that are purchased from ABDC's affiliate, AmerisourceBergen Specialty Group, will be included in the calculation of “Net Purchases” (as defined in Paragraph 1(A)(4) of Exhibit 1.  In addition, Customer will purchase, at a minimum, the minimum aggregate annual purchase amount in Paragraph 5(A) of Exhibit 1. Orders for Products, including controlled substances (CSOS for Schedule IIs) will be electronically transmitted and will describe Products that ABDC will provide to Customer, the quantity and designated delivery location. Payment (except pre-pay) must be by automated clearinghouse electronic funds transfer (ACH/EFT).  If Customer is unable to transmit Orders for Products electronically due to system failure (whether Customer’s or ABDC’s) or otherwise, Customer may transmit orders manually by telephone, fax or other available method.

2.           PRxO GENERICS PROGRAM PARTICIPATION

Customer must participate in ABDC's preferred generic formulary program ("Preferred Rx Options” or “PRxO Generics”) pursuant to Paragraph 3 of the Pricing/Payment Terms.

3.           CUSTOMER LOCATIONS & DELIVERIES

ABDC will deliver Products (i) twice a day, five (5) days a week (or 10 deliveries per week) except ABDC holidays and warehouse physical inventory days to Customer’s primary distribution Facility (located in Columbus, Ohio); and (ii) once a day to Customer’s other Facilities, five days a week (Monday – Friday).  ABDC will provide Customer with a copy of its holiday list and inventory dates at such time as the list becomes generally available to ABDC employees, but in any event, no later than December 15 of the prior year.  [*****] Customer will be charged [*****] for each additional emergency order to a Facility (plus ABDC's actual out-of-pocket expense for courier or other non-standard or expediited delivery service).  Newly acquired facilities with existing agreements with other distributors will become Facilities under this Agreement upon the first date that Customer may terminate such existing agreement in accordance with its terms, with or without cause, without breaching it or paying an early termination penalty.  Service to Facilities outside of the continental United States may be subject to a delivery surcharge.  Customer may order Products for which it needs pedigree service pursuant to Paragraph 6 of Exhibit 2 (Additional Value Added Services).

4.           FILL RATES

ABDC commits to a [*****] “Adjusted Fill Rate” on a chain-wide basis measured quarterly.  The ”Adjusted Fill Rate” is calculated as follows:  (a)  An item shorted on an original order will not be counted as a short for the second time until 72 hours from the initial receipt of the short order have passed.  (b)  Where only a partial quantity is received of an individual line item, it will be a short only if fifty percent (50%) or less of the quantity ordered is shipped.  (c)  On any new item, or an item previously not ordered by Customer, a period of thirty (30) days will be given to add the item to ABDC’s inventory.  This period is computed from the date Customer places the original order and provides estimates on usage.  (d)  The quantity of an item ordered in a week by a facility that is [*****] of Customer's average weekly volume during the preceding month for such item will not be considered short.  (e)  Manufacturers' legitimate back orders, unavailability or shortages are not computed as a short order in determining the Adjusted Fill Rate.  Achievement of the [*****] Adjusted Fill Rate will be deemed a material term of this Agreement.

5.           CUSTOMER SERVICE

ABDC will provide Customer with a [*****] customer support representative.  [*****].

6.           RETURNED GOODS POLICY

In returning Product to ABDC, Customer will comply with ABDC's standard policy ("Returned Goods Policy"), as amended from time to time by ABDC.  If Customer returns more than 3% of its Rx Net Purchases or 3% of its non-Rx Net Purchases in any month, ABDC may assess Customer an additional restocking fee.  Customer may only return Product purchased from ABDC and for which Customer provides the invoice number and purchase date.  ABDC may reject returns that do not have an invoice number or purchase date or that exceed in amount either 3% return limit or the amount on the referenced invoice.  ABDC may refuse all future returns from Customer if Customer submits any counterfeit Product for return; provided, however, Customer may return to ABDC any counterfeit, adulterated, mislabeled or otherwise suspicious product purchased from ABDC if Customer identifies it as such so as to help minimize the risk such product will be re-sold or otherwise placed back into the stream of commerce.

7.           ADDITIONAL SERVICES & PROVISIONS

Services to be provided by ABDC are listed in Exhibit "2". Terms, conditions and other provisions are set forth in Exhibit "3" ("Provisions").  ABDC may, from time to time, develop policies and procedures related to new or existing Services offered to customers, on an interim or as-needed basis.  If ABDC develops such policies or procedures or changes current ones, ABDC will notify Customer in writing at least thirty (30) days before such changes are effective.  [*****]

8.           TERM OF AGREEMENT

Subject to Provisions Paragraph 5, the Term will be from August 26, 2009 ("Effective Date") until August 31, 2012.  The parties may extend this Agreement up to two (2) additional years upon mutual written consent.  If not terminated, the Term will thereafter extend on a month-to-month basis until either party gives 90 days' prior written notice to the other of its intention to have this Agreement terminate.

9.           EARLY TERMINATION

If (1) Customer terminates the Agreement prior to the expiration of the Term under any circumstances other than a default by ABDC; or (2) ABDC terminates the Agreement prior to the expiration of the Term as a result of a default by Customer, Customer will pay ABDC as an early termination payment and not as a penalty:  [*****].  Any such amount is in addition to other amounts, lost profits or other actual damages caused by Customer’s breach of this Agreement.  This Section 9 does not grant Customer any right to terminate this Agreement except as otherwise expressly provided in this Agreement.

10.           RECORDS

To the extent required by 42 U.S.C. §1395x(v)(1), until four years after the Term, ABDC will make available to the U.S. Department of Health & Human Services Secretary, the Comptroller General, or their respective authorized representatives, upon their written request, a copy of this Agreement and all records required to certify the nature and extent of pricing for Products and Services from ABDC under this Agreement.  ABDC will ensure, to the extent it carries out its duties through a subcontract with a value or cost of $10,000 or more in a 12 month period with a related organization, such subcontract will contain similar provisions.  Notwithstanding the foregoing, ABDC has no duty to make public attorney-client privileged documents.

11.           NOTICES

Notices must be in writing and sent certified mail, prepaid, return receipt requested, or sent by facsimile to the address or facsimile number below. Parties may change this information by written notice to the other party. Pursuant to the Telephone Consumer Protection Act of 1991, 47 U.S.C. §227, Customer consents to receiving notices, including product updates, recalls, new product launches and programs, advertisements and other marketing materials by telephone facsimile (“fax”) machine from ABDC, its affiliates and their related companies, to its fax numbers.

To Customer:	BioScrip, Inc.
100 Clearbrook Road
Elmsford, NY 10523
Attn: Chief Procurement Officer
Fax:  (914) 460-1661
With a copy to:                    BioScrip, Inc.
100 Clearbrook Road
Elmsford, NY 10523
Attn:  General Counsel
Fax:  (914) 460-1670

To ABDC:	AmerisourceBergen Drug Corporation
1300 Morris Drive
Chesterbrook, PA  19087-5594
Attn: Group Vice President, Alternate Care
Fax:  (610) 727-3601
with a copy to:	AmerisourceBergen Corporation
1300 Morris Drive
Chesterbrook, Pennsylvania 19087-5594
Attn: General Counsel
Fax: (610) 727-3612
12.           EXHIBITS

The following exhibits to this Agreement are incorporated by this reference.

1           Pricing/Payment Terms
2           Value-Added Services
3           Provisions

IN WITNESS WHEREOF, the parties have had a duly authorized officer, partner or principal execute this Prime Vendor Agreement as of its Agreement Date.

CUSTOMER: BioScrip, Inc., on behalf of itself and its subsidiaries By: /s/ Rick Smith Name: Rick Smith Title: President and Chief Operating Officer	ABDC: AmerisourceBergen Drug Corporation By: /s/ John Palumbo Name: John Palumbo Title: Senior Vice President, Health Systems Solutions

EXHIBIT 1 TO
PRIME VENDOR AGREEMENT
PRICING / PAYMENT TERMS

In addition to payment for Products, Customer will pay ABDC the following Program and other fees for ABDC's Product distribution and Services for Customer. Pricing does not reflect any administrative or other fee to a buying group or group purchasing organization ("GPO"). If Customer contracts with a GPO, Customer will pay any such fees required to be paid by ABDC as a result of Customer’s business under this Agreement to the applicable GPO.  In any event, ABDC shall not pay a GPO fee until a GPO designation form signed by Customer is filed with ABDC.  Customer will pay any increase in GPO administrative fees during the Term that are required to be paid by ABDC as a result of Customer’s business under this Agreement.

1.           PROGRAM FEES

A.           (1) Customer will pay the following Price of Goods based upon the definition of “Cost” below, subject to the following adjustments for Customer’s Total Combined Monthly Net Purchases and its average monthly purchases of PRxO Generic Purchases as a percentage of Customer’s total Rx Purchases (“PRxO Generics Compliance”) under this Agreement, for Products other than Products and Services designated as ABDC Special Price Products.  ABDC will add to the billed amount any applicable sales, use, business and occupation, gross receipts or other taxes that ABDC is required to collect and pay.  Customer will promptly return to ABDC non-disposable equipment and material (e.g., totes, padding, pallets, packs/coolers/insulation, monitors/loggers, etc.) or pay replacement cost of items not made available for pickup at the later to occur of (i) the next scheduled delivery; or (ii) five business days thereafter.  Tiers will be adjusted once per quarter, with any change effective on the 15th day of the quarter and based on Net Purchases for the prior calendar quarter.

Extended Semi-Monthly Pay (EFT) – [*****]
[*****]
Monthly Net Purchases	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

Notes:    (1) The Price of Goods for OTC will be [*****].
(2) The Price of Goods for Drop shipments will be [*****].
(3) The Price of Goods for [*****].

(2)           “Cost" with respect to any Product means the lower of (i) the price of the Product on a supplier’s price list on the date the Product is allocated to Customer or (ii) any applicable Customer/GPO contract price for the Product authorized by a supplier and maintained in an ABDC bid file, in each case exclusive of discounts for prompt payment given to ABDC by its manufacturers.  Cost outside the continental U.S. may be higher than manufacturer’s/supplier's normal price list.

(3)           Selected Products (“ABDC Special Price Products”) including but not limited to food, gift items, HBC items, home healthcare (DME), items deemed operationally difficult to manage, items purchased from suppliers not offering cash discounts of [*****] or better, deliveries FOB destination or other standard terms, generics, nutritionals, private label, school and office items, slow-moving items, supplies (bottles & vials) and Services will not be billed based upon  Cost (as defined above), but will instead be billed in accordance with the terms and conditions established by ABDC from time to time for such Products and Services.  Purchases of ABDC Special Price Products count toward total Monthly Net Purchases.

(4)           The above Price of Goods is conditioned upon Customer's PRxO Generics Net Purchases being at least (i) [*****] of its total Net Purchases from ABDC or (ii) [*****] of its total generic Rx Net Purchases from all sources.  Customer will still qualify for the Cost of Goods applicable to [*****] PRxO Generic compliance even if its Net Purchase volume is less than [*****] as long as its PRxO Generics purchases from ABDC are at least [*****] of its total generic Rx purchases from all sources; provided, however, if Customer's generic Rx Net Purchases meet the [*****] level but is less than [*****] of its total Net Purchases, ABDC may reasonably adjust brand Rx Price of Goods to reflect lower profitability pursuant to Paragraph 5.  Customer’s generic Rx purchases will be evaluated quarterly for compliance with this condition, with any Price of Goods adjustments made accordingly.

B.           [*****]

C.           Additional Value-Added Services. The additional value-added Services in Exhibit "2" will be provided to Customer by ABDC for [*****] for Facilities that meet minimum Net Purchase levels.

D.           Ordering Hardware/Software. In addition to the foregoing value-added Services fee, Customer will pay to ABDC the per-month fees in Exhibit "2" for ordering and reporting software and hardware selected by Customer for each installation on system hardware at Customer's Facilities and other locations.  The parties will coordinate to ensure C-II controlled substance electronic ordering systems (CSOS) interface correctly.

E.           Contract Administration.  In administering Customer's GPO/supplier contracts, Customer must (i) provide a copy of new contracts, (ii) comply with supplier's terms, (iii) use all products for its "own use" (as defined in judicial and legislative interpretations), (iv) notify ABDC at least forty-five (45) days before it changes suppliers, and (v) upon changing suppliers, assist ABDC in disposing of any excess inventory acquired for Customer.  Additionally, Customer will notify ABDC before discontinuing purchases of any special inventory that it has requested that ABDC stock (whether or not pursuant to a contract) and, provided ABDC’s inventory levels are commercially reasonable relative to Customer’s historic purchase orders of such Products, assist ABDC in disposing of any excess of such inventory.  When invoiced, Customer will promptly reimburse ABDC for any unpaid chargebacks that are (x) denied by a GPO or manufacturer/supplier or (y) not paid within forty-five (45) days and, in either case, Customer will look solely to such GPO or manufacturer/supplier for redress.

CONFIDENTIAL
Customer will delete this Exhibit "1" (or request confidential treatment)
if it discloses this Agreement for any reason, including in any SEC filing.

3.           PRxO GENERICS PROGRAM

A.           PRxO Generics.  Customer must participate in PRxO Generics Program pursuant to requirements as amended from time to time by ABDC and must purchase from ABDC no less than [*****] of its total generic Rx purchases or [*****] of its total Net Purchases from ABDC in the PRxO Generic Program; provided, however, Customer’s total generic Rx Net Purchases may be less than [*****] (but at least [*****]) as provided in Paragraph 1(A)(4) of this Exhibit 1.  A GCN is the number assigned to one strength of one Product in the multiple sizes offered of that Product (e.g. Atenolol 25mg, in unit sizes of 100, 500 and 1000 are one GCN). GCN counts are subject to change with new Product launches. The Top 100 is a list of more than one hundred commonly used generic Rx Products set by ABDC from time to time.

B.           Custom Price File.  ABDC created a custom PRxO Generics price file for Customer that is based on an analysis of Customer's top generic purchases, [*****] and representing [*****] of Customer's generic spending prior to the Agreement Date.  [*****]  ABDC will assign a generic specialist to participate in a monthly call with Customer to evaluate generic purchases, monitor the competitive landscape for generic Rx, present opportunities and drive additional generic Rx savings.  In addition ABDC will conduct quarterly business reviews to benchmark Customer's PRxO Generics performance and pricing.

C.           [*****]

D.           Compliance & Price Adjustment.  ABDC may audit Customer's total generic Rx purchases from all sources other than ABDC.  Purchase rebates are not cumulative, with calculations quarterly and no carryover from one quarter to the next.  Pending rebates will be noted in Customer's invoices and statements. Customer indemnifies ABDC pursuant to Paragraph 6 of Exhibit 3 for any inappropriate use of such invoices and statements.  ABDC will issue any credit to Customer within 30 days of the end of each calendar quarter.

4.           PAYMENT TERMS

A.           Payment.  Customer agrees to [*****] payment terms for Product purchases.

Payments for invoices dated between the [*****] and the [*****] of the month are due on or before the [*****]  of the same month [*****] and invoices dated from the [*****] to the end of the month are due and payable on the [*****] of the following month.

B.           Terms.  All payments must be received for deposit to ABDC's account by the due date by ACH/EFT. Payment term changes may affect Price of Goods.

5.           MINIMUM ORDER VOLUME

A.           Annual Purchases.  Customer must comply with (i) Primary Vendor obligations under Section 1 of the Agreement, with Net Purchases [*****] during each Contract Year, and (ii) minimum Net Purchases of PRxO Generics under Paragraph 1(A)(4) of this Exhibit 1.  "Net Purchases" during a period means total purchases less returns, credits, rebates, late payment fees and similar items, with no carryover from one period to the next and with any minimums prorated for any partial period, including Contract Year 1.  Contract Year 1 is from the Effective Date until August 31, 2010.  Subsequent Contract Years are the following 12 calendar-month periods. Customer's Net Purchases during subsequent Contract Years are projected (but not obligated) to increase at a rate of [*****] per Contract Year.

B.           Small Order Charge.  If a Facility purchases less than [*****] per month, a delivery charge of [*****] per delivery will be assessed during the following month for each order that is less than [*****] until at least [*****] per month is purchased by such Facility.

C.           Price of Goods Adjustments.  Customer acknowledges that Price of Goods and Program fees available under this Agreement are based upon Customer's meeting such minimum annual, PRxO Generics and other Net Purchases and, if Customer fails to do so, in addition to any other remedies, including Paragraph 1(A)(4), ABDC may reasonably adjust Price of Goods and Program fees on 10 days' notice to reflect Net Purchases that average less than [*****] per month in any three (3) consecutive months.

CONFIDENTIAL
Customer will delete this Exhibit "1" (or request confidential treatment)
if it discloses this Agreement for any reason, including in any SEC filing.

EXHIBIT 2 TO
PRIME VENDOR AGREEMENT
ADDITIONAL VALUE-ADDED SERVICES

1.           Services

A.           ABDC offers Customer the following Services for the monthly fees in Paragraph 1(C) of Pricing/Payment Terms.

• Bar-Coded Shelf Labels
• DEA Scheduled Pharmaceuticals Purchased Report
• Monthly Usage and 80/20 Report
• Price stickers – Rx and OTC

B.           Other than pedigree services required by applicable law, ABDC may discontinue any Services as it deems appropriate, in which case ABDC will make a reasonable proportionate reduction in the monthly fee based upon the value of the discontinued Services. In addition, from time to time ABDC may offer such new Services, at such additional fees as it determines.

2.           Ordering & Reporting Software and Hardware

A.           ABDC offers Customer the following ordering and reporting software and hardware.

•	Custom Reporting software for [*****].
•	Internet ordering software (Catalog and Order Entry (COE), iEcho or similar software, as appropriate) [*****].
•	iScan PPC hardware technology for a [*****] per unit covering hardware, software and maintenance.
•	UltraPhase/Telxon handheld electronic order entry terminal ([*****] per pharmacy) [*****].
•
Ordering hardware will be included for Customer at no additional monthly charge per installation. Any such hardware may be used solely with ABDC's ordering and reporting software.  Customer is responsible for hardware maintenance and repair.

B.           ABDC retains title to all ordering and reporting hardware and software and, pursuant to Provisions Paragraph 5.2, Customer must return them upon termination of this Agreement.

C.           Computer consulting and related services will be offered at ABDC's then-current standard charges for such services.

3.           Monthly Select Special Price Product Report

Each month, ABDC will provide to Customer the list of current ABDC Special Price Products.

4.           Recalls

ABDC will notify Customer of all recalls as instructed in the supplier's notification.

5.           Drop Ship Service

From time to time upon Customer's or a supplier's request, ABDC may provide drop shipment billing service as a convenience where Products are shipped directly to Customer by the supplier and the supplier bills Customer through ABDC.  Suppliers must meet ABDC's liability insurance and other requirements.  Customer's ability to return such Products through ABDC may be subject to different terms or otherwise restricted.  Drop shipments may be subject to an additional charge.  Other terms, including title, insurance and risk of loss, are set by each supplier and ABDC disclaims all liability in connection with drop shipments.

6.           Pedigree Services

A.	If Customer plans to resell Product, Customer may choose to receive pedigree service under the following terms and conditions by choosing one of the following options to receive pedigree services.
☐	Retrieve PDF Version of Pedigree via ABC Portal
☐	Electronic Pedigree File That Complies With the 04182006 EPC Global Standard
B.	Customer will be responsible for paying all shipments expenses going outside the state of Florida.
C.	Customer understands any damage to Product during shipment is to be handled through Customer’s carrier. Customer is responsible for providing adequate insurance on its deliveries.
D.
Customer understands that returns are allowed within seven (7) days of the sale.  If ABDC makes a mistake in order fulfillment, ABDC will pay freight for the return and for the shipment to correct the mistake.  Otherwise, Customer must pay freight for the return.

E.
Customer will pay a monthly pedigree service fee of [*****]. ABDC reserves the right to increase monthly fees with [*****] notice if overall distributor customer Rx volume significantly increases over time.

F.	Customer will be invoiced for pedigree service charges, including freight, on the first day of each calendar month. Payment is due under the payment terms in this Agreement.

EXHIBIT 3 TO
PRIME VENDOR AGREEMENT
PROVISIONS
1. DUTIES OF ABDC
1.1           Orders. Orders may be subject to minimum order size requirements. Other than supplier back-ordered Products, ABDC will make reasonable efforts to deliver orders placed by ABDC's normal order cut-off time by the next delivery day. Hawaii, Alaska, U.S. territories and foreign deliveries may be subject to a delivery surcharge.
1.2           Emergency Orders. ABDC will use commercially reasonable efforts to meet a requested delivery time for emergency orders, which may be subject to an additional charge. If ABDC cannot do so, Customer may fill emergency orders outside the Program on such occasions using another provider notwithstanding minimum purchase commitments in this Agreement.
1.3           Records, Audits. ABDC will maintain records of transactions for one year during the Term and after. Such audits may be conducted only during ordinary business hours and upon reasonable notice. No audit may cover any period previously audited for the same issue. All costs will be borne by Customer, including costs to produce records. If an audit establishes net overcharges or undercharges, ABDC will credit or charge Customer within thirty (30) days of receipt of written notice of the net overcharge (or, if later, within thirty (30) days of receiving an applicable supplier's credit) or undercharge.

2. DUTIES OF CUSTOMER
2.1           Primary Vendor Orders. For Products required by Facilities, Customer will submit an order for all Products (electronic or as otherwise provided).
2.2           Disclosure. Customer will comply with all laws, including reporting or reflecting discounts, rebates and other price reductions pursuant to 42 U.S.C. §1320a-7b(b)(3)(A) on cost reports or claims submitted to federal or state healthcare programs, retaining invoices and related pricing documentation and making them available on request to healthcare program representatives.
2.3           Notice of Changes. Customer will promptly notify ABDC of changes in ownership, name, business form (e.g., sole proprietorship, partnership or corporation) or state of incorporation or formation, or any intent to sell, close, move or modify its operations.
2.4           No Set-Off. Customer's obligation to pay for Products will be absolute, unconditional and not subject to reduction, set-off, counterclaim or delay.
2.5           Billing Statements. Billing disputes must be brought promptly to attention of ABDC's accounts receivable department or Customer will be deemed to accept the accuracy of statements and waive its right to dispute any amounts 12 months after receipt of the first statement containing the disputed amount.
2.6           Late Payment. All payments must be received in ABDC's account during normal business hours on the date due. Drivers and other ABDC employees cannot accept cash. Price of Goods reflects a prompt payment discount.  If payment is not received by the due date, ABDC will invoice Customer such unearned discount by recalculating Price of Goods based on Cost + 2% (or, if greater, 2% more than the invoiced Price of Goods) effective as of the due date. Thereafter, if payment is delinquent, ABDC may withhold any payments to Customer and will assess a per-day late payment fee of the lower of 0.05% (18%/360) or the maximum rate permitted by law on the outstanding balance until paid, beginning on the first business day after such due date. Additionally, ABDC may adjust future Price of Goods to reflect Customer's payment history. Such rights are in addition to ABDC's other remedies and will not relieve Customer of its obligation to pay promptly.
2.7           Title And Risk Of Loss. All goods are F.O.B. Customer’s location, with freight prepaid for normal delivery. Expedited delivery is extra. Title and risk of loss pass upon delivery to Customer.
2.8           Extension Of Credit. Payment terms are an extension of credit based upon an evaluation of Customer's financial condition upon commencement of this Agreement as reflected in written information from Customer. Customer will abide by ABDC's standard credit terms as amended from time to time by ABDC. Customer will promptly notify ABDC in writing of any Claim that, with an unfavorable result, would have a material adverse effect on Customer's financial condition or operation. Upon request, Customer will furnish ABDC complete annual and quarterly financial statements and other evidence of its financial condition necessary to establish, in ABDC's opinion, Customer's ability to perform its obligations. If ABDC reasonably believes Customer's ability to make payments is materially impaired or its financial condition has materially deteriorated, ABDC may from time to time amend Customer's payment terms, require past due amounts to be paid and/or require posting of adequate security or such other documents as ABDC may require. Pending receipt of requested items, ABDC may withhold delivery of Products and providing Services; place Customer on a C.O.D. basis if ABDC has not received payment when due after giving notice by 10:00 a.m. and giving Customer until 2:00 p.m. the same day for ABDC to receive payment; and/or require Customer to pay part or all of any past due amount as a condition to continued service.

3. NO WARRANTIES
Customer acknowledges that ABDC is not the manufacturer of any Products and ABDC DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE, FOR PRODUCTS AND SERVICES. No oral or written information provided by ABDC, its employees or other representatives will create any such warranty. In no event will ABDC be liable for any special, incidental or consequential damages in connection with or related to Products, hardware, Software, including ordering software, or Services.  [*****]

4. CONFIDENTIALITY
The Confidentiality Agreement between the parties, dated February 22, 2007, is incorporated by this reference and its term is hereby extended to the Term of this Agreement.  Pursuant to the Confidentiality Agreement, each party and its employees or representatives ("Receiving Party") is obligated to protect all proprietary and confidential information ("Confidential Information") disclosed by the other ("Disclosing Party") and to not use or disclose it except in connection with the Program or as otherwise agreed; provided, however, either party may make such disclosure as is required by applicable securities laws and rules of NASDAQ or another stock exchange, with any such disclosure subject to the other party's reasonable prior review and approval.  Confidential Information does not include information (i) available on a non-confidential basis, (ii) known or able to be formulated by Receiving Party, or (iii) required to be disclosed by law. Pricing and payment terms are confidential and may not be shared with any third party. Customer will remove Exhibit "1" (or request confidential treatment) if it discloses this Agreement for any reason, including in a Securities and Exchange Commission filing.

5. TERMINATION OF AGREEMENT
5.1           Default. In addition to other available remedies, either party may immediately terminate this Agreement for cause upon written notice to the other party upon:
(a)      The other party's (i) filing an application for or consenting to appointment of a trustee, receiver or custodian of its assets; (ii) having an order for relief entered in Bankruptcy Code proceedings; (iii) making a general assignment for the benefit of creditors; (iv) having a trustee, receiver or custodian of its assets appointed unless proceedings and the person appointed are dismissed within thirty (30) days; (v) insolvency within the meaning of Uniform Commercial Code Section 1-201 or failing generally to pay its debts as they become due within the meaning of Bankruptcy Code Title 11, Section 303(h)(1) (11 U.S.C. §303(h)(1)), as amended; or (vi) certification in writing of its inability to pay its debts as they become due (and either party may periodically require the other to certify itsability to pay its debts as they become due) (collectively, "Bankruptcy");

(b)      The other party's failure to pay any amount due or failure to deliver Product and such failure continues five (5) days after written notice;
(c)      The other party's failure to perform any other material obligation of this Agreement or any other agreement now or hereafter entered into between the parties and such failure continues for thirty (30) days after it receives notice of such breach from the non-breaching party; provided, however, if the other party has commenced to cure such breach within such thirty (30) days, but such cure is not completed within such thirty (30) days, it will have a reasonable time to complete its cure if it diligently pursues the cure until completion; and further provided that if such breach occurs more than three times during any twelve (12) month period, the non-breaching party may terminate this Agreement upon thirty (30) days written notice. "For cause" does not include Customer's receiving a more favorable offer from an ABDC competitor.
5.2           Survival Upon Termination. Within five (5) days of expiration or earlier termination of this Agreement for any reason, all amounts owed by Customer will be immediately due and payable, Customer will (i) pay ABDC any amount owed and (ii) return to ABDC all hardware, Software and other equipment, including ordering devices and totes, or pay to ABDC the replacement cost of such items that are not returned. Obligations in Provisions Paragraphs 4, 5.2, 6 and 9 and any provision the context of which shows the parties intended it to survive will remain in effect after the Term.

6. INDEMNIFICATION
Each party ("Indemnifying Party") will indemnify and defend the other, its employees and representatives ("Indemnified Party") against all claims and damages (including expenses and attorneys' fees) ("Claim") to the extent arising out of Indemnifying Party's obligations under this Agreement. Failure to give prompt written notice of a Claim will not relieve Indemnifying Party of liability except to the extent caused by such failure. Indemnifying Party will defend a Claim with counsel reasonably satisfactory to Indemnified Party and Indemnified Party will cooperate fully in such defense.

7. CUSTOMER'S INSURANCE
Customer will maintain sufficient insurance to cover all unpaid inventory in its possession. Customer will maintain professional liability insurance with limits of no less than $2,000,000 per incident and $10,000,000 aggregate. ABDC will be named on such policies as an additional insured. ABDC may reasonably increase such required limits from time to time.

8. SOFTWARE LICENSE
8.1           License. ABDC grants Customer a non-exclusive, nontransferable and revocable license to use software and related documentation ABDC provides for use in the Program ("Software"). Customer may not make, or allow others to make, copies except one backup copy. Customer must include all proprietary notices in permitted copies. Customer may not modify Software or create derivative works and may not translate, reverse engineer, disassemble or decompile Software.
8.2           Limited Warranty. ABDC warrants that, during the Term, (i) Software will perform substantially in accordance with its documentation if operated as directed and (ii) hardware provided by ABDC and diskettes, CD-ROMs or other media on which the Software is provided will be free from defects under normal use. ABDC DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE, FOR HARDWARE AND SOFTWARE, AND ACCURACY OF ANY DATA. ALL DATA IS PROVIDED "AS IS." DUE TO THE NATURE OF SOFTWARE, HARDWARE AND DATA, ERRORS AND INTERRUPTIONS MAY OCCUR AND CUSTOMER HAS ALL RISKS FOR QUALITY AND PERFORMANCE. No oral or written information provided by ABDC, its employees or other representatives will create any warranty.
8.3           Remedy. ABDC's liability and Customer’s exclusive remedy for breach of warranties in Paragraph 8.2 will be, at ABDC's option, to (i) repair or replace Software or hardware so it performs substantially in accordance with its documentation; (ii) advise Customer how to achieve substantially the same functionality using different procedures, or (iii) replace defective media returned within ninety (90) days of the Effective Date. Such replacement will not extend such ninety (90) day period.

9. MISCELLANEOUS
9.1           Force Majeure. If ABDC's performance is prevented or delayed by labor disputes, fire, terrorism, acts of God or any other cause beyond its control, including unavailability of Products, transportation, materials or fuel, delays by suppliers, internet, telecommunication or electrical system failures or interruptions, compliance with any law or any other cause beyond its control ("Force Majeure"), ABDC may reduce or eliminate Products without liability or obligation during the Force Majeure period. In addition, if Force Majeure affects ABDC's cost of operations, ABDC may, at its discretion, add to the cost of Products its increased fuel costs, including taxes, and other costs associated with Product handling or operations, so long as Force Majeure affects its costs if such costs rise more than [*****].
9.2           Security Interest. In addition to any security interest previously or hereafter provided by Customer to ABDC, Customer hereby grants to ABDC a security interest which may be a purchase money security interest in inventory of Products until all amounts owed to ABDC are paid. ABDC may do such things as are necessary to achieve the purposes of this Paragraph.
9.3           Assignment. This Agreement inures to the benefit of and is binding upon the heirs, successors and assigns of each party; provided, however that Customer may only assign its rights or delegate its duties under this Agreement with ABDC's written consent, including the sale, transfer or assignment of the business of Customer, in whole or in part, whether by merger, change of control, asset sale, operation of law or otherwise, including any change of 25% or more of the voting equity in Customer or in the power to vote 25% or more of the voting interest in Customer in connection with an acquisition.  Customer hereby consents to ABDC's assigning part or all of its obligations to any affiliate and to assigning or granting a security interest in this Agreement in connection with any financing or securitization by ABDC or any affiliate.
9.4           Legal Requirements. ABDC warrants it does not and will not discriminate against any employee or applicant for employment because of race, creed, color, national origin, religion, gender, sexual preference, veteran status, handicap or as otherwise may be prohibited by law and will meet affirmative action obligations as are imposed by law. ABDC agrees to comply with the provisions of 29 CFR Part 470.
9.5           Miscellaneous. The successful party in any legal action, including in a Bankruptcy proceeding, may recover all costs, including reasonable attorneys’ fees. Pennsylvania law will govern this Agreement without reference to conflict of laws provisions. Any waiver or delay in enforcing this Agreement will not deprive a party of the right to act at another time or due to another breach. All provisions are severable.  In the event of a conflict between a prior document between the parties and this Agreement, this Agreement will control. This Agreement supersedes prior oral or written representations by the parties that relate to its subject matter other than the security interest, which is in addition to and not in lieu of any security interest created in other agreements. Captions are intended for convenience of reference only. The parties may not modify this Agreement other than by a subsequent writing signed by each party. This Agreement will be interpreted as if written jointly by the parties. The parties are independent contractors.

EXHIBIT A TO
PRIME VENDOR AGREEMENT

BioScrip, Inc.	Business Office:
All Pharmacies	Bioscrip Inc
10050 Crosstown Circle Suite 300
Contact: Maura Dorn (952) 979-3683	Eden Prairie, MN 55344

Chain Code: 839

Entity	Store #	Store	Address	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4002	KC- Plaza	4620 JC Nichols Pkwy, Ste 417, Kansas City, MO 64112	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4005	Chgo-Belmont	912 W Belmont, Chicago IL 60657	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4006	Oaklawn	3826 Cedar Springs RD Dallas TX 75219	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4008	Houston	4101 Greenbriar Ste 235 Houston TX 77098	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4009	Ft. Laud	2605 N Dixie Hghwy Ft Lauderdale FL 33334	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4011	St. Louis	115A North Euclid Avenue St. Louis, MO 63108	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4013	W Palm Beach	2541 Metrocenter Blvd Ste 5 West Palm Beach FL 33407	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4014	Tampa	3609 Henderson Blvd Tampa FL 33609	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4015	Miami	1669 Meridian Av Ste 102 Miami Beach FL 33139	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4018	Philly	1227 Locust St Philadelphia PA 19107	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4019	DC	1325 14th St. NW Washington DC 20005	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4021	Atlanta	1874 Piedmont Rd. Bldg A, Suite A, Atlanta, GA 30324	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4022	Indianapolis	342 Massachusetts Ave Suite 103 Indianapolis IN 46204	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4023	San Francisco	2262 Market St San Francisco CA 94114	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4024	W Hollywood	8490 Santa Monica Blvd Ste 1 West Hollywood CA 90069	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4025	Seattle	1001 Broadway Ste 102 Seattle WA 98122	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4030	San Diego	3900 Fifth Av Ste 110 San Diego CA 92103	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4031	Las Vegas	901 S Rancho Dr #20 Las Vegas NV 89106	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4032	Boston	21-23 Stanhope St Boston MA 02116	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4033	St Pete	3030 First Avenue North St. Petersburg FL 33713	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4035	Orlando	942 N Mills Av Orlando FL 32803	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4038	Chelsea	197 8th Av New York NY 10011	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4041	Milwaukee	826 N Plankinton Av #100 Milwaukee WI 53203	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4044	Oaks	4940 Van Nuys Blvd Ste 104 Sherman Oaks, CA 91403	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4045	Memphis	1424 Union Av Memphis TN 38104	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4046	Minneapolis	2100 Lyndale Av S Minneapolis MN 55405	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4047	Indianapolis	2120 North Capitol Indianapolis, IN 46202	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4048	Northland	1495 Morse Road Columbus, OH 43229	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4050	Dallas	2909 Lemmon Ave Suite A, Dallas, TX 75204	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Pharmacy, Inc.	4053	Baltimore	6 North Howard Street, Baltimore, MD 21201	[*****]	[*****]	[*****]	[*****]	[*****]

INDEPENDENT PHARMACIES
Bioscrip Pharmacy Services, Inc.			2787 Charter Street Columbus, OH 43228	[*****]	[*****]	[*****]	[*****]	[*****]
Bioscrip Infusion Services, LLC			102 The American Road Morris Plains, NJ 07950	[*****]	[*****]	[*****]	[*****]	[*****]
Natural Living, Inc. dba Bioscrip Pharmacy			2226 White Plains Road Bronx, NY 10467	[*****]	[*****]	[*****]	[*****]	[*****]
Bioscrip Pharmacy (NY), Inc.			7 Delaware Drive Lake Success, NY 11042	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Infusion Services, LLC			625 Clark Avenue Suite 16 King of Prussia, PA 19406	[*****]	[*****]	[*****]	[*****]	[*****]
BioScrip Infusion Services, Inc.			320 South Flower St. #A, Burbank, CA 91502	[*****]	[*****]	[*****]	[*****]	[*****]
Bradhurst Specialty Pharmacy, Inc. dba The Atrium Pharmacy			19 Bradhurst Ave. Suite L1 Hawthorne, NY 10532	[*****]	[*****]	[*****]	[*****]	[*****]
Bioscrip Infusion Services, LLC			2501 NW 34th Place, Unit 31 Pompano Beach, FL 33069	[*****]	[*****]	[*****]	[*****]	[*****]